SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                APRIL 19, 2000


                                GREEN MOUNTAIN POWER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     VERMONT                                    03-0127430
(STATE  OR  OTHER  JURISDICTION  OF  INCORPORATION)                      (I.R.S.
EMPLOYER  IDENTIFICATION  NUMBER)


                                          1-8291
                             COMMISSION FILE NUMBER


                 163  ACORN  LANE,
                 COLCHESTER, VERMONT                       05446
      (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)





                                    (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

Item  5.  Other  Events-Credit  Rating  Changes

            GREEN MOUNTAIN POWER ANNOUNCES RATING AGENCY DEVELOPMENTS
            ---------------------------------------------------------

     COLCHESTER, VT Green Mountain Power Corporation (NYSE:GMP) announced today the results of recent credit reviews by Standard & Poor's, Duff & Phelps and Moody's. The ratings for the Company's first mortgage bonds are as follows:

* Standard & Poor's reaffirmed GMP's BBB credit rating, maintaining the investment grade designation, and continued the Company on creditwatch negative.
* Duff & Phelps Credit Rating Co. reaffirmed its investment grade rating of BBB and maintained the Company on Watch-Down status.
* Moody's downgraded GMP's first mortgage bond rating from Baa3 to Ba1, which is one notch below investment grade, and kept the rating on review for possible further downgrade.

      The credit rating agencies all expressed concern over the Company's credit quality due to continued uncertainty over the regulatory and legal environment in Vermont, the protracted negotiations with Hydro-Quebec and other power suppliers, and the on-going discussions with lenders to renew lines of short-term credit. All three rating agencies commented favorably on the Company's achieving approval of two temporary rate increases from the Vermont Public Service Board after successful negotiations with the Vermont Public Service Department and the Company's largest customer, IBM. The Company pointed to these temporary rate increases as positive developments in its continuing effort to maintain active and constructive discussions with the Vermont Public Service Department.

     The rating agencies also observed with approval the Company's efforts to significantly reduce its operating costs while maintaining highly satisfactory levels of customer service.

     Despite the downgrade by Moody's, the Company noted that there are no new business developments or changes in circumstances relating to GMP. It continues to:
*
* negotiate actively with Hydro-Quebec to reform its long-term power contract
*     pursue  regulatory  approval  for  the  proposed  sale  of  Vermont Yankee
* prosecute the arbitration relating to Hydro Quebec's failure to deliver power during the 1998 ice storm
*     pursue  the  on-going  rate  case before the Vermont Public Service Board.

     GMP expects to renew its $15 million line of credit in the near future, and is negotiating for other sources of credit. The Company does not expect to borrow until normal seasonal cash needs arise in the fall.
     For further information, please contact Nancy Rowden Brock, Chief Financial Officer, (802) 655-8451, or Dorothy Schnure, Manager of Corporate Communications, (802) 655-8418.
ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)  and  (b)  --not  applicable
(c)  Exhibits--not  applicable





     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.


GREEN  MOUNTAIN  POWER  CORPORATION
                                         Registrant



By  /s/  NANCY  ROWDEN  BROCK
    -------------------------
NANCY  ROWDEN  BROCK,  VICE  PRESIDENT,  CHIEF  FINANCIAL
OFFICER,  TREASURER  AND  CORPORATE
SECRETARY


BY  /S/  ROBERT  J.  GRIFFIN
    ------------------------
ROBERT  J.  GRIFFIN,  CONTROLLER

DATED:  April  19,  2000